UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2020

Penn National Gaming, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2020, Penn National Gaming, Inc. (the “Company”) entered into a Separation and Transition Agreement and General Release (the “Separation Agreement”) with Timothy J. Wilmott, who, as previously announced, retired as Chief Executive Officer and resigned as a director effective as of December 31, 2019. Consistent with his Executive Agreement, dated June 13, 2018, between the Company and Mr. Wilmott (the “Executive Agreement”), Mr. Wilmott elected to remain employed in an executive advisory position by the Company through February 29, 2020 (the “Transition Date”), at which time his employment with the Company and all of its affiliates will end.

Under the Separation Agreement, Mr. Wilmott has agreed to a broad waiver and release and the extension of the duration of the non-competition covenant in the Executive Agreement from six months to three years and the non-solicitation covenant from 18 months to three years. In exchange, and in recognition of Mr. Wilmott’s achievements during his tenure with the Company and the execution of the succession plan, the Company has agreed to accelerate to February 28, 2020 the vesting of certain stock options held by Mr. Wilmott.

The summary of the material terms of the Separation Agreement described above is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Separation and Transition Agreement and General Release, dated February 27, 2020, between Penn National Gaming, Inc. and Timothy J. Wilmott
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
Date: February 28, 2020
	By:	/s/ Carl Sottosanti
Carl Sottosanti
Executive Vice President, General Counsel and Secretary